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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 24, 2002

                               -------------------

                         CONCENTRA OPERATING CORPORATION
             (Exact name of Registrant as specified in its charter)

               Nevada                             001-15699                           75-2822620
          (State or other                  (Commission File Number)                (I.R.S. Employer
   jurisdiction of incorporation)                                               Identification Number)

        5080 Spectrum Drive
       Suite 400 - West Tower                                                           75001
           Addison, Texas                                                             (Zip code)
       (Address of principal
         executive offices)

       Registrant's telephone number, including area code: (972) 364-8000

                                 Not Applicable
                  (former address if changed since last report)

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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated July 24, 2002, announcing Concentra Operating Corporation's completion of the redemption of $47.5 million of its 13% Series A and Series B Senior Subordinated Notes.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release of the Registrant dated July 24, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONCENTRA OPERATING CORPORATION
                                        (Registrant)


                                        By:     /s/ Richard A. Parr II
                                           -------------------------------------
                                        Name:  Richard A. Parr II
                                        Title: Executive Vice President, General
                                               Counsel & Secretary

Date:  July 25, 2002

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1     Press Release of the Registrant dated July 24, 2002